Exhibit 99.2

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third - party trademarks used herein are the property of their respective owners. © 2025 Theravance Biopharma. All rights reserved. Theravance Biopharma First Quarter 2025 Financial Results and Business Update May 8 , 2025

2 Forward Looking Statements This presentation contains certain "forward - looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events . Theravance Biopharma, Inc . (the “Company”) intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 21 E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995 . Examples of such statements include statements relating to : the Company’s expectations regarding its future profitability, expenses and uses of cash, the Company’s goals, designs, strategies, plans, potential, and objectives, future growth of YUPELRI sales, future milestone and royalty payments, the ability to provide value to shareholders, the Company’s regulatory strategies and timing of clinical studies, potential or possible safety, efficacy or differentiation of our investigational therapy, the status of patent infringement litigation initiated by the Company and its partner against certain generic companies in federal district courts ; contingent payments due to the Company from the sale of the Company’s TRELEGY ELLIPTA royalty interests to Royalty Pharma, and expectations around the use of OHSA scores as endpoints for clinical trials . These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this press release and the conference call and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward - looking statements . Important factors that could cause actual results to differ materially from those indicated by such forward - looking statements include, among others, risks related to : factors that could increase the Company’s cash requirements or expenses beyond its expectations and any factors that could adversely affect its profitability, whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, the ability of the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company’s shares, and general economic and market conditions . Other risks affecting the Company are in the Company’s Form 10 - K filed with the SEC on March 7 , 2025 , and other periodic reports filed with the SEC . In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma’s results . No forward - looking statements can be guaranteed, and actual results may differ materially from such statements . Given these uncertainties, you should not place undue reliance on these forward - looking statements . Theravance Biopharma assumes no obligation to update its forward - looking statements on account of new information, future events or otherwise, except as required by law . Non - GAAP Financial Measures Theravance Biopharma provides a non - GAAP profitability target and a non - GAAP metric in this press release . Theravance Biopharma believes that the non - GAAP profitability target and non - GAAP net income (loss) provide meaningful information to assist investors in assessing prospects for future performance and actual performance as they provide better metrics for analyzing the performance of its business by excluding items that may not be indicative of core operating results and the Company's cash position . Because non - GAAP financial targets and metrics, such as non - GAAP profitability and non - GAAP net income (loss) are not standardized, it may not be possible to compare these measures with other companies' non - GAAP targets or measures having the same or a similar name . Thus, Theravance Biopharma's non - GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the Company's actual GAAP results and other targets . Please see the appendix attached to this presentation for a reconciliation of non - GAAP net income (loss) to its corresponding measure, net income (loss) . A reconciliation of non - GAAP net income (loss) to its corresponding GAAP measure is not available on a forward - looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses and other factors in the future .

3 Agenda Opening & Closing Remarks Rick Winningham : Chief Executive Officer Commercial Updates Rhonda Farnum: Senior Vice President, Chief Business Officer TRELEGY & Financial Updates Aziz Sawaf: Senior Vice President, Chief Financial Officer Q&A Team Development & Regulatory Updates Dr. Áine Miller: Senior Vice President, Development

Continued Momentum to Start 2025 Across All Value Drivers

YUPELRI® revefenacin inhalation solution

- Q1 net sales of **$58.3M increased 6% Y/Y**[1]
- Customer **demand increased 5% Y/Y**[2]
- Hospital performance remained strong, with **Q1 doses up 48% Y/Y**[3]

Ampreloxetine

- **CYPRESS open label enrollment nearing completion**
  - Expect final patient to be enrolled by late summer
  - Top line data anticipated ~6 mo. later
- **Continued important clinical, regulatory and pre-launch preparations** across the organization

TRELEGY / Corporate

- 2024 TRELEGY net sales reached $854M (+14% Y/Y), **on pace to trigger 2025 milestone of $50M**[4]
- **$131M in cash** and **no debt**
- Commitment to **return excess capital** to shareholders

1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma).
2. Source: Viatris Customer Demand (Q1'25). 3. Source: IQVIA DDD, HDS, VA and Non-Reporting Hospital through Mar'25. 4. Source: GSK-reported Net Sales in USD. As of 3/31/25, Theravance stood to receive up to $150 million in 2025 and 2026 TRELEGY sales milestones paid directly from Royalty Pharma (RP). Based on 2025 TRELEGY global net sales, a first payment of $25 million would be triggered should RP receive $260 million or more in royalty payments from GSK and a second payment of $25 million (for a total of $50 million) would be triggered should RP receive $295 million or more in royalty payments from GSK. Theravance estimates that these thresholds will be met should TRELEGY global net sales reach $3.063 billion and $3.413 billion, respectively.

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Theravance Biopharma

The Only Once - Daily, Nebulized LAMA Maintenance Medicine for COPD Co - promotion agreement with VIATRIS TM (35% / 65% Profit Share) Rhonda Farnum Senior Vice President, Chief Business Officer COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist

6 Continued Year - over - Year YUPELRI ® Net Sales Growth in the US In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). $47.0 $55.0 $58.3 $60.6 $55.2 $54.5 $62.2 $66.7 $58.3 0 10 20 30 40 50 60 70 80 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Net sales increased 6 % Q1 ’25 / Q1 ’24 Total YUPELRI Net Sales ($M) $55.1 $142.8 $161.9 $201.9 $221.0 $238.6 0 50 100 150 200 250 2019 2020 2021 2022 2023 2024 Quarterly YUPELRI Net Sales (2023 to Present) Annual YUPELRI Net Sales

7 US Hospital Growth Continues Over 6 Years into Launch Source: IQVIA DDD, HDS, VA and Non - Reporting Hospital through Mar’25. Preliminary data subject to revision upon receipt of final data. 56 K 70 K 78 K 93 K 98 K 108 K 113 K 138 K 163 K 158 K 162 K 192 K 214 K 228 K 227 K 286 K 316 K 0K 50K 100K 150K 200K 250K 300K 350K Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 YUPELRI Hospital Doses Hospital doses increased 48 % Q1 ’25 / Q1 ’24

Significant YUPELRI® Future Potential

Continued Opportunity for Demand Growth

- Market research supports continued growth with sizable remaining addressable patient population[1]
- Increasing adoption of concomitant use with LAMA/LABA and switches from handheld-only regimens
- Success in further diversification of product fulfillment

Foundational Source of Profitable Growth

- Q1 2025 US net sales of $58.3M up 6% vs. Q1 2024
- Brand profitable, with expanding margins; Theravance receives 35% of US profits[2]
- $25M milestone for 1st year in which US net sales > $250M[3]; achievement requires 5% growth from 2024
- IP Protection Granted to 2039 in the US
- NDA submitted in China (June 2024); $45M milestone potential, 14-20% tiered royalties[4]

1. Addressable patient population quantifies the number of patients within the intended target profile. Source: Joint VTRS/TBPH Market Research. 2. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). 3. As of 3/31/25, Theravance Biopharma is eligible to receive from Viatris potential global development, regulatory and sales milestone payments (excluding China and adjacent territories) totaling up to $205.0 million in the aggregate; refer to our SEC filings for further information. 4. As of 3/31/25, Theravance Biopharma is eligible to receive potential development and sales milestones totaling $52.5 million related to Viatris' development and commercialization of nebulized revefenacin in China and adjacent territories, with $45.0 million associated with YUPELRI monotherapy and $7.5 million associated with future potential combination products; refer to our SEC filings for further information. LABA, long-acting beta agonist; LAMA, long-acting muscarinic antagonist; NDA, new drug application.

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Theravance Biopharma

The First And Only Once - Daily Triple Therapy In a Single Inhaler For Adult Patients With COPD Or Asthma Milestone and royalty agreement with Royalty Pharma Aziz Sawaf Senior Vice President, Chief Financial Officer GSK’s TRELEGY COPD, chronic obstructive pulmonary disease

10 Up to $150M in TRELEGY Sales Milestones in 2025 and 2026 Q1’25 Net Sales of $854M, up 14% YoY; on pace to trigger 2025 and 2026 milestones 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone, payable by Roya lty Pharma (RP) pursuant to the Equity Purchase and Funding Agreement, dated as of July 13, 2022, by and between Theravance Biopharma, Inc. and Royalty Pharma Investments 2019 ICAV. 2. Based on 100% of TRE LEG Y ELLIPTA royalties. 3. GSK - reported Net Sales in USD. 4. Bloomberg Consensus as of 05/07/25. Milestone to Theravance Royalty Threshold 2 Global Net Sales Equivalent Year $25M $260M $3,063M 2025 1 $50M $295M $3,413M $50M $270M $3,163M 2026 1 $100M $305M $3,513M 2025 and 202 6 Sales Milestones 1 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2021 2022 2023 2024 2025 E 2026 E Consensus Forecast 4 Actuals 3 Net Sales ($M) $50M $25M $100M $50M $1,674 $2,142 $2,739 $3,456 $3,9 26 $4,117 28% growth 28% growth Strong TRELEGY Global Net Sales Growth ($M) 26% growth

11 TRELEGY Royalties Returning in 2029 Represent a Significant Source of Value Beginning in 2029, royalties from 5.5% - 8.5% on TRELEGY net sales return to Theravance Biopharma 1 1. Total royalties owed are 6.5% to 10.0% of global net sales in eligible territories; Theravance Biopharma receives 85% of r oya lties owed. Royalties return pursuant to the Equity Purchase and Funding Agreement, dated as of July 13, 2022, by and between Theravance Biopharma, Inc. and Royalty Pharma Investments 2019 ICAV. 2. Sou rce: Bloomberg consensus estimates as of 05/07/25. Total Global TRELEGY Net Sales ($M) (Consensus Estimates 2 ) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2029 2030 2031 2032 2033 2034 Ex-US US • Ex - US royalties return July 1, 2029 and extend through mid - 2030s, based on 15 years from launch • US royalties return January 1, 2031 and extend through 2032, based on 15 years from launch Royalties extend until longest - lived patent or 15 years after commercial launch, whichever is later Potential for longer duration if longest - lived patent is after 2032 US and mid - 2030s ex - US Overview of Royalty Terms

The first once - daily, selective norepinephrine reuptake inhibitor in development to treat symptomatic nOH in MSA Dr. Áine Miller Senior Vice President, Development MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension AMPRELOXETINE

CYPRESS Update

Quality-first approach to study execution

- **Disciplined, data-driven approach** in collaboration with high quality centers
- Open label enrollment **approaching completion** with last patient anticipated by late summer
- **Top line data anticipated ~6 months after** last patient enrolled into the open label portion

CYPRESS study design



20-week Randomized Withdrawal Study
12-week open-label
Entry
Ampreloxetine 10 mg
Week 8 Enrichment
Baseline
Randomization
8-week double blind RW
Ampreloxetine 10 mg
Placebo
Endpoint

RW, randomized withdrawal.

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Theravance Biopharma

14 Scientific and Regulatory Updates International MSA Congress (May 2025) • Late - breaking oral and poster presentations supporting the significant unmet need for better nOH treatments, especially in patients with MSA and the potential for ampreloxetine to address symptoms of nOH in patients with MSA American Academy of Neurology (April 2025) • Back - to - back oral presentations with new analyses from the previous Phase 3 program validating ampreloxetine’s target engagement, pharmacodynamic effects on blood pressure; analyses suggest no worsening of supine hypertension NDA Preparations Continuing • Preparations continue to facilitate expedited filing post readout, with plans to request Priority Review MSA, multiple system atrophy; NDA, new d rug application ; nOH, neurogenic orthostatic hypotension.

Financial Update Aziz Sawaf Senior Vice President, Chief Financial Officer

16 First Quarter 2025 Financials (Unaudited) 1. Amounts include share - based compensation. 2. Non - GAAP net income (loss) consists of GAAP net loss before taxes excluding share - based compensation expense, non - cash interest expense and non - cash impairment expense (if any); see reconciliation on Slide 17 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 16 ($, in thousands) Revenue: Viatris collaboration agreement $ 15,388 $ 14,503 Total revenue 15,388 14,503 Costs and expenses: Research and development (1) 11,452 8,968 Selling, general and administrative (1) 18,370 16,742 Total costs and expenses 29,822 25,710 Loss from operations (before tax and other income & expense) $ (14,434) $ (11,207) Share-based compensation expense: Research and development 1,070 1,465 Selling, general and administrative 3,807 3,764 Total share-based compensation expense 4,877 5,229 Operating expense excl. share-based compensation: R&D operating expense (excl. share-based compensation) 10,382 7,503 SG&A operating expense (excl. share-based compensation) 14,563 12,978 Total operating expenses excl. share-based compensation $ 24,945 $ 20,481 Non-GAAP net loss (2) $ (8,618) $ (4,544) Three Months Ended March 31, 2025 2024 (Unaudited)

17 First Quarter 2025 Financials (Unaudited) (Cont’d) 17 See the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. GAAP Net Loss $ (13,579) $ (11,664) Adjustments: Share-based compensation expense 4,877 5,229 Non-cash interest expense 643 629 Income tax (benefit) expense (559) 1,262 Non-GAAP Net Loss $ (8,618) $ (4,544) Non-GAAP Net Loss per Share Basic and diluted non-GAAP net loss per share $ (0.17) $ (0.09) Shares used to compute basic and diluted non-GAAP net loss per share 49,706 48,283 (Unaudited) Reconciliation of GAAP to Non-GAAP Net Loss (In thousands, except per share data) Three Months Ended March 31, 2025 2024

18 First Quarter 2025 Financial Highlights 1. Non - GAAP net loss consists of GAAP net loss before taxes less share - based compensation expense, non - cash interest expense, an d non - cash impairment expense (if any); see reconciliation on Slide 17 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 2. Cash, cash equivalents and marketable secur ities. NDA, new drug application; SBC, Share - Based Compensation. Note Q1 ‘24 (M) Q1 ‘25 (M) Metric $14.5 $15.4 VIATRIS Collaboration Revenue Increase driven by ampreloxetine: • R&D: Higher CYPRESS enrollment and incremental NDA and regulatory activities • SG&A: Commercial and medical affairs related pre - launch activities $20.5 $24.9 SG&A and R&D Expense, ex - SBC $5.2 $4.9 Share - Based Compensation ($11.7) ($13.6) GAAP Net Loss ($4.5) ($8.6) Non - GAAP Net Loss 1 $50M TRELEGY milestone received in Feb’25 $100.0 $130.9 Cash and Cash Equivalents 2 (as of quarter - end) $0.0 $0.0 Debt (as of quarter - end) 48.6 50.0 Shares Outstanding (as of quarter - end)

Reiterating All Financial Guidance Metrics

2025 OPEX Guidance:

- R&D (excluding share-based comp): $32M - $38M
- SG&A (excluding share-based comp): $50M - $60M
- Share-Based Compensation: $18M - $20M

2025 Non-GAAP Loss and Cash Burn Guidance[1]:

- Non-GAAP Loss and Cash Burn similar to 2024
- Guidance excludes potential milestones for TRELEGY & YUPELRI

TRELEGY Milestone Accounting:

- Accounting guidelines require cumulative milestone cash payments greater than $194M be recognized as Other Income (not Revenue) on P&L[2]
- Therefore, no Other Income will be recognized until $194M of cumulative milestones are achieved; no Other Income expected until 2026, at the earliest
- No impact to cash, with receipt in Q1 of the following year of achievement (e.g., 2024 milestone received in Q1'25)



Operating Expenses ($M)
$140
$120
$100
$80
$60
$40
$20
$0
111.3
109.0
32.5
35.0
52.9
55.0
21.4
19.0
4.5
2024A 3
2025E 4
R&D
SG&A
SBC
One-time Items

1. Non-GAAP net income (loss) consists of GAAP net loss before taxes less share-based compensation expense, non-cash interest expense, and non-cash impairment expense (if any); see the section titled "Non-GAAP Financial Measures" on Slide 2 for more information. 2. The Company previously recognized $194M of the potential milestones and royalties at the time of sale in July 2022; as a result, the Company will not recognize any additional income until the cumulative milestone payments exceed the $194M previously recognized. 3. One-time items consist of impairment of long-lived assets (non-cash). 4. 2025 Estimates assume mid-point of Guidance.

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Theravance Biopharma

Strong Cash Generation; Significant Upside Potential with Ampreloxetine

Compelling Financial Profile

$131 million in cash at quarter end, with **$50M milestone** received; **no debt**, and **limited cash use** anticipated

Up to $150M in additional **TRELEGY** milestones possible through 2026; royalties returning from 2029, extending through mid-2030s[1]

Commitment to return excess capital to shareholders

Growing Contribution from YUPELRI®

Only once-daily nebulized LAMA: currently <5% penetrated addressable market[2]

FY 2024 US net sales of $239M, with 35% share of profits; $25 million milestone for first calendar year net sales reach $250 million[3]

Viatris China filing June 2024; $7.5M to Theravance on approval, 14-20% royalties[4]

Ampreloxetine Registrational Program Nearing Completion with Transformative Potential

Anticipated **completion of CYPRESS open label enrollment by late summer, top-line data ~6 mo. later**, expedited NDA filing

Potential to deliver meaningful clinical benefits and address key deficiencies of existing therapeutic alternatives

100% owned with Orphan Drug Designation, ~40,000 patients with MSA and symptoms of nOH in the US[5,6]

1. Payments from Royalty Pharma (RP) will be triggered if RP receives certain minimum royalty payments from GSK based on TRELEGY global net sales. On a country-by-country basis, Theravance will be entitled to royalties until the expiration of the longest-lived patent or 15 years after commercial launch, whichever comes later. Based on 15 years from launch, US royalties extend through 2032 and through mid-2030s ex-US. 2. Sources: Citeline Pharma Custom Intelligence Primary Research April 2023, Symphony Health METYS Prescription Dashboard, SolutionsRx Med B FFS. 3. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). Refer to our SEC filings for further information 4. Refer to our SEC filings for further information. 5. Kalra DK, et al. Clin Med Insights: Cardiol. 2020 (70%-90%);14:1179546820953415. 6. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999).
LAMA, long-acting muscarinic antagonist; MSA, multiple system atrophy; NDA, new drug application; nOH, neurogenic orthostatic hypotension.

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Theravance Biopharma

Rick Winningham Chief Executive Officer Aziz Sawaf, CFA Senior Vice President, Chief Financial Officer Rhonda Farnum Senior Vice President, Chief Business Officer Áine Miller Senior Vice President, Development Q&A Session

22 YUPELRI ® (revefenacin) Inhalation Solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 22

23 About YUPELRI ® (revefenacin) Inhalation Solution YUPELRI ® (revefenacin) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist. 23